PFPC Inc.
3200 Horizon Drive
King of Prussia, PA 19406-0903


January 31, 2001


U.S. SECURITIES AND EXCHANGE COMMISSION
Judiciary Plaza
450 Fifth Street, NW
Washington, DC 20549

Re:  Whitehall Funds Trust (the "Registrant")
     File No.  33-83430
     File No.  811-8738

To the Staff of the Commission:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, enclosed for filing on behalf of the Registrant is the EDGAR transmission of the Supplement dated January 31, 2001 to the Prospectus dated January 31, 2001.

The Supplement is to inform investors that the Whitehall Enhanced
Index Fund and the Whitehall High Yield Fund have not yet commenced operations.

Should you have any questions, comments or require further information, I can be reached directly at 610-239-4519.

Thank you for your courtesy and cooperation.

Sincerely,

/s/ Christine Mason
Christine Mason
Regulatory Administrator




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                         The Whitehall Funds

                        Whitehall Growth Fund
                   Whitehall Growth and Income Fund
                    Whitehall Enhanced Index Fund
                        Whitehall Income Fund
                      Whitehall High Yield Fund

                   Supplement dated January 31, 2001
                  to Prospectus dated January 31, 2001


    This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

Offerings

    Whitehall Funds Trust is currently offering only three of the five funds listed in the Prospectus. These funds are the Whitehall Growth Fund, Whitehall Growth and Income Fund and the
Whitehall Income Fund.

    The Whitehall Enhanced Index Fund and Whitehall High Yield
Fund, although listed in the Prospectus, are not being offered as of the date of this Supplement.